UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2021

LIBERTY OILFIELD SERVICES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38081	81-4891595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 17th Street, Suite 2400

Denver, Colorado 80202

(Address and Zip Code of Principal Executive Offices)

(303) 515-2800

Registrant’s Telephone Number, including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LBRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On February 8, 2021, Liberty Oilfield Services Inc. (the “Company”), R/C Energy IV Direct Partnership, L.P. and R/C IV Liberty Holdings, L.P. (together, “Riverstone”) and Morgan Stanley & Co. LLC (the “Underwriter”), entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which Riverstone agreed to sell to the Underwriter, and the Underwriter agreed to purchase from Riverstone, subject to and upon the terms and conditions set forth therein, an aggregate of 8,700,000 shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), of the Company (the “Offering”). The Offering closed on February 11, 2021. Pursuant to the Underwriting Agreement, Riverstone also granted the Underwriter a 30-day option to purchase from Riverstone up to 1,305,000 additional shares of Class A Common Stock at the public offering price, less the underwriting discount. The Company will not receive any proceeds from the sale of shares of Class A Common Stock in the Offering. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and Riverstone and other customary obligations of the parties and termination provisions.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 8.01.	Other Events.

On February 8, 2021, the Company issued press releases announcing the launching and pricing of the Offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 8, 2021, by and among Liberty Oilfield Services Inc., R/C Energy IV Direct Partnership, L.P., R/C IV Liberty Holdings, L.P. and Morgan Stanley & Co. LLC.

5.1	Opinion of Vinson & Elkins L.L.P.

23.2	Consent of Vinson & Elkins L.L.P. (included as part of Exhibit 5.1 hereto).

99.1	Press Release Regarding Launch of Offering of Class A Common Stock of Liberty Oilfield Services Inc. dated February 8, 2021.

99.2	Press Release Regarding Pricing of Offering of Class A Common Stock of Liberty Oilfield Services Inc. dated February 8, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY OILFIELD SERVICES INC.

Date: February 11, 2021

	By:	/s/ R. Sean Elliott
	Name:	R. Sean Elliott
	Title:	Vice President, General Counsel and Corporate Secretary